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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 20, 2007



                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


             0-27662                                      Not Applicable
     (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)


          American International Building,
                 29 Richmond Road
                 Pembroke, Bermuda                              HM 08
       (Address of principal executive offices)               (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 20, 2007, the Board of Directors (the "Board") of IPC Holdings, Ltd. (the "Company") terminated the IPC Holdings, Ltd. Stock Option Plan (the "Plan") pursuant to its terms with respect to shares of the Company's common stock not currently subject to outstanding options thereunder. The Plan provided for the issuance of options to acquire common shares to officers and other employees and was approved by the Company's shareholders on February 15, 1996 and amended in 1999, 2003 and 2005. The Board and the Company are presently preparing a new equity compensation plan, which they intend to present for shareholder approval at the 2007 Annual General Meeting of Shareholders.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IPC HOLDINGS, LTD.


                                                  By  /s/  James P. Bryce
                                                      -----------------------
                                                           James P. Bryce
                                                           President and
                                                      Chief Executive Officer

Date:  February 26, 2007